AXIUS CONSULTING GROUP, INC.'s SALE OF ASSETS TO RX SAFES, INC.

Axius Consulting Group, Inc.,(Seller) a Delaware corporation,with offices located at 736 Carlisle Road, Jericho, N.Y. 11753, is the true and rightful owner of specific assets consisting of domain names, designs, product inventory ( fingerpri nt medication lock box and accessories), accounts receivables, computer equipment, license agreements, customer and prospect lists, vendor and supplier contracts and other good and valuable assets.

Rx Safes, Inc.,a Nevada Corporation,with offices located at 670 Du Fort Avenue, Henderson, NV 89002, offers and hereby purchases said assets from seller for the total sum of SIXTEEN THOUSAND TWO HUNDRED AND SIXTY TWO DOLLARS AND SIXTY CENTS,($16,262.60) (Asset Purchase Price) payable in cash at the offices of Seller.

Seller hereby agrees to sell and Buyer hereby agrees to purchase all such referenced assets. Seller will retain the rights to future receivables and fees for all current and future consulting agreements to perform general consulting services for buyer and other clients based on the seller's core business focus, which is offering management, operational,sales and marketing services to entrepreneurs and companies.

Seller has the authority, right, title and interest to convey to buyer, in full without liens or other encumbrances, the assets as indicated above. As part of this agreement, Seller agrees to transfer ownership of assets as soon as the Asset Purchase Price payment has been received.

Buyer agrees to provide Seller with a nonexclusive license to purchase and resell the fingerprint medication lock box product within certain health care and medical channels, to be approved in advance · in writing by Buyer. ·

Buyer shall wire full payment to Seller to the Seller's account indicated below:

Axius Consulting Group, Inc, 736 Carlisle Road, Jericho, NY 11753

TD Bank, 225 North Broadway, Hicksville, NY 11801 - Tel 516-937-9501

Account Number - 824954200

Routing Number - 026013673

To support the seamless transition of assets under this Bill of Sale, Buyer agrees to engage the services of seller and execute a separate consulting agreement for services with Axius Consulting Group, Inc. for a minimum 12 month period at a minimum monthly fee of $20,000 per month.

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EXCLUSIONS TO BILL OF SALE:

•  Consulting agreement between seller and Chumbolt, Inc.

•  Consulting agreement between seller and Rx Safes, Inc.

•   Tail of consulting agreement between seller and Zero Truck Corp.

These contracts and any retainers or fees earned through these contracts will remain the asset of the Seller.

HERETOFORE, Seller and Buyer agree this 1sth day of July, 2010;

Date: 7/1/2010

/s/ Mark Basile

Mark Basile - President

Axius Consulting Group, Inc.

Date 7/1/2010

 /s/ Lorraine Yarde

Lorraine Yarde - President

Rx Safes, Inc.

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Exhibit "A"

All assets of Axius Consulting Group, Inc.,excluding those specified consulting agreements specified in the Contract of Sale as to ChumBolt, Inc.,ZeroTruck, Inc.,and RXSAFES, Inc.

1.      Purchased Domains:

www.familymedsafe.com

www.rxsafes.com

www.ourfamilymedsafe.com

www.mvfamilymedsaafe.com

www.thefamilymedsafe.com

www.americaspediatrician.com

www.rxdrugsafe.com

www.rxhomesafe.com

www ..axiushealth.com

as well as any after-acqui red domain name that is intended to be used for the business of RxSAFES, Inc.

2.     Purchased Inventory

116 units of all MedSafe in China Facility

106 units of small MedSafe in California facility

70 units of Mounting Brackets in California facility

3.      Purchased Designs and Software

Small MedSafe fingerprint activated medical safe

Larger MedSafe (MedSafe PRO} fingerprint activated medical safe.

In cabinet fingerprint medication safe (MedSAFE IC)

Mounting bracket for small MedSafe

Mounting bracket for Larger MedSafe (MedSafe Pro)

Carry handle for small MedSafe (ver. 1 and ver. 2)

4.     Other product Rights Transferred to RxSafes, Inc.

Axius Health website and contents

Axius blue and red cross logo design

MedStick fingerprint USB portable medical records device (software)

MedFile fingerprint medical records cabinet

MedCabinet fingerprint medication/narcotic professional storage locker

MedGuard PC fingerprint HIPPA compliant PC logon technology

MedDose PSA fingerprint activated switch

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